STRABALA, RAMIREZ & ASSOCIATES, INC.

EXHIBIT 23.1

                       INDEPENDENT ACCOUNTANT'S CONSENT

We consent to the incorporation by reference of our Review Report dated July 14, 2000, appearing in this Quarterly Report on Form 10-QSB of ClubCharlie.com, Inc. for the quarter ended March 31, 2000.

STRABALA, RAMIREZ & ASSOCIATES, INC.

July 31, 2000


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